UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2005

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-07541	13-1938568

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Brae Boulevard
Park Ridge, New Jersey	07656-0713

(Address of registrant’s principal executive office)	(Zip code)

(201) 307-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 10, 2005, The Hertz Corporation (the “Company”) declared and paid a dividend of $1,185.0 million on its common stock to Ford Holdings LLC in the form of a subordinated promissory note (the “Intercompany Note”). The Intercompany Note matures on June 10, 2010 but may be prepaid in whole at any time or in part from time to time. Interest on the Intercompany Note will be payable in cash quarterly or on or before the maturity date of the Intercompany Note, subject to certain limitations on payment contained in the interim credit facility entered into by the Company in May 2005. The Intercompany Note has a per annum interest rate equal to three-month LIBOR plus a spread of 200 basis points.

ITEM 8.01 Other Events.

(a)	On June 13, 2005, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to a potential initial public offering of newly issued shares of the Company’s common stock representing a portion of the economic interest in the Company. The filing is consistent with the announcement by Ford Motor Company (“Ford”) on April 20, 2005 that it was evaluating long-term strategic objectives for the Company. Following the initial public offering by the Company, Ford intends to divest its remaining ownership interest in the Company.

(b)	If the initial public offering discussed under paragraph (a) above is consummated, the Company will adopt a new dividend policy which would supersede the Company’s previously announced plan to commence paying semi-annual dividends to Ford in June 2005. However, the declaration and payment of dividends are subject to the discretion of the Company’s Board of Directors and any determination as to the payment of dividends will depend upon, among other things, general business conditions, financial results, contractual, legal and regulatory restrictions regarding the payment of dividends by the Company and its subsidiaries, the Company’s credit ratings and such other factors as the Board of Directors may consider to be relevant.

(c)	The Company is filing as Exhibit 99.1 hereto disclosure relating to: (1) the Company’s business; (2) risks related to the Company’s business; and (3) management’s discussion and analysis of financial condition and results of operations. The information in Exhibit 99.1 is incorporated by reference herein.

(d)	The information included and incorporated by reference in this report is for disclosure purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase shares of the Company’s common stock or any other securities of the Company.

(e)	Certain statements contained or incorporated by reference in this report are “forward looking statements.” These statements give the Company’s current expectations or forecasts of future events and the Company’s future performance and do not relate directly to historical or current events or the Company’s historical or current performance. Most of these statements contain words that identify them as forward-looking, such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” or other words that relate to future events, as opposed to past or current events.

Forward-looking statements are based on the then-current expectations, forecasts and assumptions of the Company’s management and involve risks and uncertainties, some of which are outside of the Company’s control that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, see the information under the caption “Risk factors” that is filed as Exhibit 99.1 hereto and is incorporated by reference in this report.

The Company cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any projections will be realized. It is expected that there will be differences between projected and actual results.

These forward-looking statements speak only as of the date of this report, and the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions that undue reliance should not be placed on the forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements contained and incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number	Description

99.1	Disclosure relating to: (1) the Company’s business, (2) risks related to the Company’s business; and (3) management’s discussion and analysis of financial condition and results of operations

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hertz Corporation
(Registrant)

By:	/s/ Paul J. Siracusa
	Name:	Paul J. Siracusa
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: June 15, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Disclosure relating to: (1) the Company’s business, (2) risks related to the Company’s business; and (3) management’s discussion and analysis of financial condition and results of operations

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